UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________

FORM 8-K

 ___________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 13, 2015

  ______________________________
DIAMOND FOODS, INC.
(Exact Name of Registrant as Specified in Charter)
  ______________________________

Delaware	000-51439	20-2556965
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Montgomery Street, 13th Floor San Francisco, California, 94111
(Address of Principal Executive Offices, including zip code)
Registrant’s telephone number, including area code: (415) 445-7444
N/A
(Former Name or Former Address, if Changed Since Last Report)
  _____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ú	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ú	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ú	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ú	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)
Approval of the 2015 Equity Incentive Plan
On January 13, 2015, Diamond Foods, Inc. (the “Company” or “Diamond”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved the Company’s 2015 Equity Incentive Plan (“2015 Plan”), including the reservation for issuance thereunder of 1,000,000 shares of Company common stock plus certain rollover shares from the Company’s 2005 Equity Incentive Plan as described below. The 2015 Plan was approved by the Company’s Board of Directors (“Board”) on November 21, 2014, subject to the approval of the Company’s stockholders, and became effective upon such stockholder approval on January 13, 2015.

Diamond adopted the 2015 Plan as the successor to its 2005 Equity Incentive Plan and reserved 1,000,000 shares of its common stock to be issued under the 2015 Plan. In addition, the following shares are available for grant and issuance under the 2015 Plan:

•	shares subject to options or stock appreciation rights granted under the 2015 Plan that cease to be subject to such awards for any reason other than exercise of the award;

•	shares subject to awards granted under the 2015 Plan that are subsequently forfeited or repurchased by the Company at the original issue price;

•	shares subject to awards granted under the 2015 Plan that otherwise terminate without shares being issued;

•	shares subject to a shareholder approved exchange program;

•	shares subject to awards under the 2015 Plan that are used to pay the exercise price of or withheld to satisfy the tax withholding obligations related to any award;

•	shares subject to awards under the 2005 Plan that are used to pay the exercise price of or withheld to satisfy the tax withholding obligations related to any award;

•	shares subject to awards under the 2005 Plan that cease to be subject to such awards for any reason other than the exercise of an award;

•	shares issued under the 2005 Plan that are forfeited or repurchased by the Company at the original issue price; and

•	shares subject to awards granted under the 2005 Plan that otherwise terminate without being issued.

Employees (including officers), consultants, independent contractors, advisors and members of the Board (including non-employee directors) are eligible to participate in the 2015 Plan. The 2015 Plan authorizes the award of options, restricted stock awards, stock bonuses, stock appreciation rights, restricted stock units and performance awards. The per-share exercise price of stock options or stock appreciation rights granted under the 2015 Plan must equal at least the fair market value of a share of common stock on the grant date of the option. The exercise price of a stock option or stock appreciation right may not be reduced (repriced) without first obtaining stockholder approval. Awards become vested and exercisable, as applicable, within such periods, or upon such events, as determined by the administrator and as set forth in the related award agreement. Awards may vest based on time or achievement of performance conditions.
If the number of outstanding shares of the Company’s common stock is changed by an extraordinary cash dividend, stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the Company’s capital structure, without consideration, then the number of shares reserved for issuance and future grant under the 2015 Plan, the exercise price and number of shares subject to outstanding options and stock appreciation rights, the number of shares subject to other outstanding awards, the maximum number of shares that may be issued as incentive stock options, the maximum number of shares that may be issued to participants in a calendar year, and the number of shares that are granted as awards to non-employee directors, will be proportionately adjusted, subject to any required action by the Board or Diamond’s stockholders and subject to compliance with applicable securities laws.
Awards under the 2015 will be subject to recoupment pursuant to any applicable clawback or recoupment policy adopted by the Board or required by law during a participant’s employment or service. These policies may require the cancellation of outstanding awards and recoupment of any gains realized with respect to awards.

Awards granted under the 2015 Plan may not be transferred in any manner other than by will or by the laws of descent or distribution or as determined by the Company’s Compensation Committee or those persons to whom administration of the 2015 Plan has been delegated (the “Committee”). Unless otherwise permitted by the Committee, options may be exercised during the lifetime of the optionee only by the optionee or the optionee’s guardian or legal representative.

The Board may at any time amend or terminate the 2015 Plan in any respect; provided that the Board may not, without the approval of Diamond’s stockholders, amend the 2015 Plan in any manner that requires such stockholder approval. The 2015 Plan will terminate on November 20, 2024, unless terminated earlier.
The foregoing is a summary of the terms of the 2015 Plan. The summary does not purport to be complete and is qualified in its entirety by reference to the 2015 Plan, which is Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 13, 2015, Diamond Foods, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on November 21, 2014, the record date for the Annual Meeting, 31,416,024 shares of common stock of the Company were outstanding and entitled to vote. 25,781,524 shares, or 82% of the outstanding common stock entitled to vote at the Annual Meeting, were represented in person or by proxy.
At the Annual Meeting, stockholders voted on the proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 26, 2014. The results of the voting at the Annual Meeting were as follows:

1.	Elect Alison Davis, Brian J. Driscoll and Nigel A. Rees as the Class I members of the Board of Directors to hold office until the 2018 annual meeting of stockholders:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Alison Davis	20,209,998	1,088,306	77,357	4,405,863
Brian J. Driscoll	21,032,789	266,743	76,129	4,405,863
Nigel A. Rees	20,543,776	747,371	84,514	4,405,863

2.	Ratify the appointment of PricewaterhouseCoopers LLP as Diamond Foods, Inc.’s independent registered public accounting firm for the fiscal year ending July 31, 2015:

Votes For	Votes Against	Abstentions
25,648,835	38,577	94,112

3.	Approve the following resolution:
“RESOLVED, that Diamond Foods, Inc.’s stockholders approve, on an advisory basis, the compensation paid to the named executive officers, as disclosed in the proxy statement pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, the executive compensation tables and related narrative discussion.”

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,633,648	642,041	99,972	4,405,863

4.	Approve Diamond Foods, Inc.’s 2015 Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,821,581	1,463,225	90,855	4,405,863

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Incorporated by Reference
		Form	File No.	Date Filed
99.1*	Diamond Foods, Inc. 2015 Equity Incentive Plan	S-8	333-201477	January 13, 2015
* Indicates management contract or compensatory plan or arrangement

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND FOODS, INC.

Date: January 15, 2015	By:	/s/ Isobel Jones

Name: Isobel Jones
Title: Executive Vice President and Secretary